Exhibit 10.3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [###]

AMENDMENT NO. 26 TO
NAVITAIRE HOSTED SERVICES AGREEMENT
This Amendment No. 26 to the Navitaire Hosted Services Agreement (this “Amendment”), effective as of February 1, 2018 (the “Effective Date”), is entered into by and between Navitaire LLC, a Delaware limited liability company (“Navitaire”), and Spirit Airlines, Inc., a Delaware corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.
Navitaire and Customer are parties to that certain Navitaire Hosted Services Agreement dated as of February 28, 2007, as amended (the “Agreement”), pursuant to which Navitaire performs Hosted Services for Customer.

B.	Section 19.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	Navitaire and Customer desire to amend the terms of the Agreement as provided below.
Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to Update References to NAVITAIRE. All references within the Agreement to “NAVITAIRE” are hereby replaced with “Navitaire”.

2	Amendment to Recitals, as follows:
The Recitals are hereby deleted in their entirety and replaced with the following:
Recitals

A.
Navitaire, wholly owned by Amadeus IT Group, S.A., is an airline technology services company, which provides various services such as hosted reservation and revenue management services to airline companies worldwide.

B.	The parties desire that Navitaire provide to Customer Hosted Services (as defined in Section 1), and Customer desires to purchase such Hosted Services on the terms contained in this Agreement.
NOW, THEREFORE, the parties agree as follows:

3	Amendment to Main Terms and Conditions, as follows:

a)	Term (Replaced). Section 5.1, Term, is hereby deleted in its entirety and replaced with the following:

5.1
Term. Unless otherwise terminated earlier under this Section 5, this Agreement shall commence on [###] and continue through January 31, 2028 (the “Initial Term”). This Agreement will renew automatically for [###] additional [###] renewal terms unless one party provides written notice of termination to the other party at least [###] prior to the end of the Initial Term or any renewal term. Navitaire may increase the Service Fees payable by Customer with respect to any renewal term, provided that Navitaire gives Customer written notice of such reasonable increase in Service Fees at least [###] prior to the end of the then current term, but otherwise the terms

Exhibit 10.3

hereof and the Monthly Minimum Segment Guarantees applicable for the last year of the Initial Term shall likewise apply to each renewal term.

b)
Price and Payment (Updated). The first sentence in Section 6.1 (Price and Payment) is hereby modified to replace the reference to ‘Exhibit A, Section 8, Exhibit B, Section 9, Exhibit F, Section 10, Exhibit G, Section 9, Exhibit H, Section 9 and Exhibit I, Section 7’ with “Exhibit K”.

c)	Payment Terms (Updated). The third sentence in Section 6.3 (Payment Terms) is hereby modified to replace the reference to ‘Exhibits A, B, F, G, H and I' with “Exhibit K”,

d)	Service Fees (Replaced). Section 6.4.1, Service Fees, is hereby deleted in its entirety and replaced with the following:

6.4.1	Service Fees. The Service Fees identified in Exhibit K shall be adjusted annually on [###] of each year to account for inflation. [###].

e)	Fee Adjustment (Updated). Section 6.4, Fee Adjustment, is hereby modified as follows:

1)	the first sentence in Section 6.4.2 is hereby modified to replace the reference to ‘Exhibits A, B, F, G, H and J' with “Exhibit K”; and

2)	the second sentence in Section 6.4.2 is hereby modified to replace the reference to ‘Exhibits A, B, F, G, H and J‘ with “Exhibit K”.

f)	Support Fees (Updated). The first sentence in Section 6.4.3 (Support Fees) is hereby modified to replace the reference to ‘Exhibits A, B, F, G, H and J’ with “Exhibit K.

g)	Indemnification (Replaced). Section 8.2. is hereby deleted in its entirety and replaced with the following:

8.2
Except for claims covered by Section 8.1 or claims resulting from Navitaire’s negligence or willful misconduct, Customer agrees to defend, indemnify and hold Navitaire harmless from third party claims arising out of Customer’s use of the Hosted Services and reimburse Navitaire for all expenses (including counsel fees and court costs) incurred by Navitaire in connection with such claim.

h)	Confidential lnformation (Updated). The title of Section 9, Confidential Information, is hereby modified to read “Confidential Information and Privacy”

i)	Privacy of Information (Replaced). Section 9.6, Privacy of Information, is hereby deleted in its entirety and replaced with the following:

9.6
Privacy of Customer Personal Data. Navitaire shall protect Customer Personal Data during performance of the Services in accordance with laws to which Navitaire is subject as a service provider or data processor. Navitaire and Customer shall comply with their respective obligations in the Data Protection Procedures Schedule attached hereto as Exhibit J and Navitaire shall cause each of its subcontractors that have access to Customer Personal Data to comply with the same where applicable.

j)	Disclaimers and Limitations (Updated). Section 10.1 is hereby deleted in its entirety and replaced with the following:.

10.1
EXCEPT FOR AMOUNTS DUE BY CUSTOMER IN THE ORDINARY COURSE, THE AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE PROVISION OF HOSTED SERVICES TO CUSTOMER, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, OR OTHERWISE), SHALL NOT EXCEED [###], PROVIDED, HOWEVER, THAT THE FOREGOING LIMIT WILL NOT APPLY TO LIABILITIES ARISING UNDER SECTION 8, [###], OR WILLFUL MISCONDUCT;

Exhibit 10.3

k)
Force Majeure (Updated). The second sentence in Section 15 (Force Majeure) is hereby modified to delete the reference to ‘”Global Watch Program” (Accenture LLP program which functions as an advisor for the safety of its people)’ and remove it from the Agreement.

l)	Exhibits (Replaced). Section 19.6, Exhibits, is hereby deleted in its entirety and replaced with the following:
19.6    Exhibits. The Exhibits attached and listed below are part of this Agreement:
•Exhibit A: Hosted Reservation Services

•	Exhibit B: Intentionally Left Blank - Hosted Revenue Management Services – SkyPrice
•Exhibit C: Navitaire Contacts
•Exhibit D: Customer Contacts
•Exhibit E: Powered by Navitaire® Mark
•Exhibit F: Intentionally Left Blank - Hosted Web Services
•Exhibit G: Hosted Revenue Accounting Services
•Exhibit H: Work Order Terms and Form
•Exhibit I: Hosting Services for NPS Custom Solutions
•Exhibit J: Procedures for the Protection of Customer Personal Data
•Exhibit K: Price and Payment

m)	Third Party Procurement (Replaced). Section 19.7, Third Party Procurement, is hereby deleted in its entirety and replaced with the following:

19.7
Third Party Procurement. Navitaire has a number of relationships with third party vendors for products and services made available to users of the Navitaire suite. Navitaire utilizes these third party vendors in order to provide a comprehensive offering for the benefit of the customer base. In some cases, Navitaire may receive compensation from these third party vendors.

4	Amendment to Exhibit A - Hosted Reservation Services, as follows:

a)	Scope of Services (Replaced). Section 2, Scope of Services, is hereby deleted in its entirety and replaced with the following:
2        Scope of Services
Navitaire will provide certain services and support functions during the Term of this Agreement related to the Hosted Reservation Services and related applicable products. Of the available Hosted Reservation Services, Customer has selected the products and/or services outlined in Exhibit K.

b)	Support Rate (Updated). The first sentence of Section 5.3 (Support Rate) of Exhibit A is hereby modified to replace the reference to ‘Exhibit A, Section 8.3’ with “Exhibit K”.

c)	Emergency (Updated). The second sentence of Section 5.4.1 (Emergency) of Exhibit A is hereby modified to replace the reference to ‘Exhibit A, Section 8.3’ with “Exhibit K”.

d)
Request Reporting (Updated). The first sentence of the last paragraph of Section 5.4.3 (Request Reporting) of Exhibit A is hereby modified to replace the reference to ‘Exhibit A, Section 8.3’ with “Exhibit K”.

e)
Functionality (Updated). The introductory paragraph found at Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, is hereby deleted in its entirety and replaced with the following:

Exhibit 10.3

The following tables itemize the base and optional functionality and features available as of the Effective Date of this Agreement. The actual optional functionality to be provided under this Agreement is as identified in Exhibit K. This functionality list may be modified or expanded in the future based upon new releases, provided that no material functionality will be eliminated unless mutually agreed with Customer and Navitaire.

f)
Functionality (Replaced). The ‘Secure Flight’ functionality rows are hereby deleted in their entirety from the table found at Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services, and replaced with the following:

Exhibit 10.3

Message Facilitation for Secure Flight
General Features – Message Facilitation for Secure Flight
Secure Flight is an interactive data collection system used by carriers to transmit traveler data to government entities for United States domestic flights, flights to/from the United States and flights that qualify as United States overflights as identified by Customer.  The Message Facilitation for Secure Flight facilitates the collection of the data required by Customer with respect to its regulatory requirements. While each government entity has specific data and transport requirements, in general the system provides a mechanism for Customer to:
Boarding Pass
•    Collect traveler passport data at the time of booking or at the time of check-in for travel to or from outside the US.
•    Format the data for transmission, including passenger redress number and known traveler number if provided by passenger and traveler passport data for international flights.
•    Transmit the data during the transmission timeframe (e.g., 72 hours prior to departure) to the connectivity provider (e.g. SITA/ARINC) for the delivery of the traveler data to the United States Department of Homeland Security (US-DHS) by the connectivity provider, as directed by Customer.
•    Receive US-DHS passenger status response messages and store the passenger status response from the US-DHS with passenger’s PNR.
•    Display the passenger status response and based upon the US-DHS passenger status response:
-    Print boarding pass for passengers identified as cleared by US-DHS.
-    Configure selectee data for boarding pass and bag tag for passengers identified as selectees by US-DHS.
-    Do not print boarding pass for passengers identified as inhibited by US-DHS.
Gate Pass Holder
•    Collect gate pass holder data via SkyPort. The gate pass is a document issued within the US to non-travelers, allowing them entry though airport security to a sterile area normally reserved for passengers.
•    Format the gate pass holder data for transmission.
•    Transmit to the connectivity provider (e.g. SITA/ARINC) for the delivery of the gate pass holder data to the United States Department of Homeland Security (US-DHS) by the connectivity provider, as directed by Customer.
•    Display gate pass response message from the US-DHS.
•    Generate a gate pass for a cleared response.
Unsolicited Messages
•    Receive US-DHS unsolicited messages.
•    Format acknowledgement response to unsolicited messages.
•    Transmit acknowledgement response for unsolicited response to the connectivity provider (e.g. SITA/ARINC as directed by Customer) for the delivery of the acknowledgement response to the United States Department of Homeland Security (US-DHS) by the connectivity provider, as directed by Customer.
•    Store updates to passenger status from the US-DHS with passenger’s PNR.
Flight Close Out
•    Format Flight Close Out / On Board message.
•    Transmit Flight Close Out / On Board message to the third party network transport provider (e.g. SITA/ARINC) for the delivery of the gate pass holder data to the United States Department of Homeland Security (US-DHS) by the network transport provider, as directed by Customer.
Note:  The foregoing functionality is dependent upon multiple third party connections as contemplated by Section 4.12 of the Agreement. The parties will agree and document in Exhibit K the Connectivity Option selected by Customer.

General Features – TSA PreCheck Facilitation
TSA PreCheck Facilitation is an optional feature within Secure Flight that facilitates the operation of TSA Pre✓® when Customer has engaged the use of such program with the U.S. Government. In the event that: (i) Customer has requested this feature from the TSA; (ii) Secure Flight has been procured by Customer under the Agreement; and (iii) Customer has taken the appropriate actions with the U.S. Government, the additional functionality is as follows:
•    Configure TSA Pre✓® data for boarding pass(es) for passengers identified as TSA Pre✓® by US-DHS.

Limitations and Exclusions
•    Transmission of crew data is not supported.
•    XML message formats are not supported.
•    Flights which are domestic to domestic outside of the United States are not supported (e.g. ORY to NCE), with the exception of overflights identified by Customer.
•    The ability to collect, store, and include passenger redress number and known traveler number is not currently available if the transaction is received by Navitaire via IATCI messaging.
•    Certification with connectivity provider is the responsibility of Customer.
•    Secure Flight functionality is only available for flights for which Customer utilizes New Skies check-in functions. Secure Flight functionality is not available for flights managed via a third party DCS.
•    Navitaire will provide Customer with an initial sample format for these messages during implementation.  Any applicable fees in connection with any modifications to the message format made whether during implementation or thereafter will be charged to Customer on a time and materials basis.

Exhibit 10.3

g)	Functionality (Added). The following is hereby added to the end of the table located at Section 6, New Skies by Navitaire Functionality Included in Hosted Reservation Services:

FTP Connectivity for Operational Messages
General Features – FTP Connectivity for Operational Messages – Outbound Messaging
[###]
General Features – FTP Connectivity for Operational Messages – Inbound Messaging
[###]
Limitations and Restrictions
[###]
Type B/Teletype Connectivity for Operational Messages
General Features – Type B/Teletype Connectivity for Operational Messages
[###]
Customer Value and Recognition
General Features – Customer Value and Recognition
[###]
Limitations and Exclusions
[###]
Seating Plus
General Features – Seating Plus
• The functionality description shall be added via an amendment prior to Customer’s use of the Seating Plus functionality.
dotREZ API
General Features – dotREZ API
[###]

h)	Fee Schedule (Updated). Section 8, Fee Schedule, is hereby deleted in its entirety and replaced as follows:

8	Fee Schedule. The actual fees under this Agreement are as identified in Exhibit K, Price and Payment.

5	Amendment to Exhibit E – Powered by Navitaire® Mark, as follows:
The Mark (Replaced). The sample Mark provided in Section 7, The Mark, is hereby deleted in its entirety and replaced with the following:

6	Amendment to Exhibit G, Hosted Revenue Accounting Services, as follows:

a)	Scope of Services (Replaced). Section 2, Scope of Services, is hereby deleted in its entirety and replaced with the following:

2	Scope of Services
Navitaire will provide certain services and support functions during the Term of this Agreement related to the Hosted Revenue Accounting Services and related applicable products. Of the available Hosted Revenue Accounting Services, Customer has selected the products and/or services outlined in Exhibit K. The Hosted Services System infrastructure capacity will be established and configured for Customer’s operations based on flight Segment volume estimates provided by Customer.

Exhibit 10.3

Customer will be responsible for transferring data from the Hosted Revenue Accounting Services to Customer’s general ledger. Such functionality is specifically excluded from Navitaire’s Hosted Revenue Accounting Services.

b)	Support Rate (Updated). The first sentence of Section 5.3 (Support Rate) of Exhibit G is hereby modified to replace the reference to ‘Section 9.3 of this Exhibit’ with “Exhibit K”.

c)
Emergency (Updated). The first sentence of the paragraph following the ‘Note:’ in Section 5.4.1 (Emergency) of Exhibit G is hereby modified to replace the reference to ‘this Exhibit, Section 9.3’ with “Exhibit K”.

d)
Request Reporting (Updated). The first sentence of the last paragraph of Section 5.4.3 (Request Reporting) of Exhibit G is hereby modified to replace the reference to ‘Section 9.3 of this Exhibit’ with “Exhibit K”,

e)	Functionality (Updated). The introductory paragraph found at Section 7, Hosted Revenue Accounting Service Functionality, is hereby deleted in its entirety and replaced with the following:
The table below itemizes the base and optional functionality and features in available as of the Effective Date of the Agreement. The actual optional functionality to be provided under this Agreement is as identified in Exhibit K. This list may be expanded or modified in the future based upon new releases.

f)	Fee Schedule (Updated). Section 9, Fee Schedule, is hereby deleted in its entirety and replaced as follows:

9	Fee Schedule. The actual fees under this Agreement are as identified in Exhibit K, Price and Payment.

7	Amendment to Exhibit I, Hosting Services for NPS Custom Solutions, as follows:

a)
Included Features (Updated). The first sentence of Section 3 (Included Features) sub-item b) of Exhibit I is hereby modified to replace the reference to ‘Section 8.3, Support Fees, of Exhibit A of the Agreement’ with “Exhibit K”.

b)
Support Services (Updated). The first sentence of the third paragraph of Section 5 (Support Services) of Exhibit I is hereby modified to replace the reference to ‘Exhibit A, Section 8.3 and/or 8.5’ replaced with “Exhibit K”.

c)	Fee Schedule (Updated). Section 7, Fee Schedule, is hereby deleted in its entirety and replaced as follows:

7	Fee Schedule. The actual fees under this Agreement are as identified in Exhibit K, Price and Payment.

8	Addition of New Exhibit J, Procedures for the Protection of Customer Personal Data, as follows:
Exhibit J (Added). Exhibit J, Procedures for the Protection of Customer Personal Data, is hereby added to the Agreement in alphabetical order, as attached hereto as Appendix 1 to this Amendment.

9	Addition of New Exhibit K, Price and Payment, as follows:
Exhibit K (Added). Exhibit K, Price and Payment, is hereby added to the Agreement in alphabetical order, as attached hereto as Appendix 2 to this Amendment.

Exhibit 10.3

10
No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

11	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

12	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon Navitaire and the Customer and their respective successors, heirs and assigns.

13
Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SPIRIT AIRLINES, INC.                    NAVITAIRE LLC

Signature:   /s/ Rocky B. Wiggins                               Signature:   /s/ Gordon Evans
Printed Name:   Rocky B. Wiggins                              Printed Name:       Gordon Evans
Title:      CIO                                                         Title:       VP
Date:      3/2/18                                                      Date:     3/5/2018
APPENDIX 1
EXHIBIT J
PROCEDURES FOR THE PROTECTION OF CUSTOMER PERSONAL DATA
These Data Protection Procedures (“Procedures”) set forth the security protocols that Customer and Navitaire will follow with respect to maintaining the security and privacy of Customer Personal Data in connection with the Agreement.

1	General
In the event of a conflict or inconsistency between the terms of these Procedures with the terms of the Agreement, the terms of the Procedures shall govern. Capitalized terms used herein, but not defined shall have the meanings ascribed to them in the Agreement.

2	Security Policy
Navitaire will maintain globally applicable policies, standards, and procedures intended to protect Navitaire and Customer data. [###].
Navitaire will provide summaries of these policies upon Customer’s request.

3	Global Access
Subject to the controls below, Navitaire may access the Customer Personal Data from locations other than the facility where the Customer Personal Data is stored, unless otherwise mutually agreed by the Parties.

Exhibit 10.3

4	Organizing Information Security

4.1	Accountability
The following executives from the Customer and Navitaire shall be responsible for confirming the implementation of and ongoing compliance with these Procedures. Any notices under these Procedures or the Agreement regarding the Customer Personal Data obligations of each party should be as follows: communications regarding the day-to-day obligations should be communicated in writing via e-mail or other written notice to each of the Data Protection Executives and communications regarding any changes to the terms of these Procedures (including any Attachments) or the terms of each Party’s Customer Personal Data obligations under the Agreement should be directed as required under the notice provisions of the Agreement with copies provided to the Data Protection Executives.

•	Customer Data Protection Executive: James Nolin, Senior Director Infrastructure

•	Navitaire Data Protection Executive: Gordy Evans, Vice President Commercial
The Data Protection Executives intend to jointly review these Procedures at a minimum on an annual basis to identify if any changes are necessary. Each party will promptly notify the other party of any suggested changes to the application of agreed upon Procedures or other general concerns about potential gaps in the information security environment.
Any material changes to these Procedures must go through the amendment process as set forth in the Agreement.

4.2	Controls

Control		Responsible Parties
		Navitaire	Customer
1.0	Human Resources Security
1.1	Training
1.1.1	[###]	[###]	[###]
1.1.2	[###]	[###]	[###]
2.0	Physical and Environmental Security
2.1	Physical Security
2.1.1	[###]	[###]	[###]
2.1.2	[###]	[###]	[###]
3.0	Communications and Operations Management
3.1	Network Security Management
3.1.1	[###]	[###]	[###]
3.1.2	[###]	[###]	[###]
3.1.3	[###]	[###]	[###]
3.1.4	[###]	[###]	[###]
3.1.5	[###]	[###]	[###]
3.1.6	[###]	[###]	[###]
3.2
Virtual Private Networks (“VPN”). When remote connectivity to the Navitaire network is required for Processing of Customer Personal Data and site to site VPN has been agreed upon, both parties shall deploy VPN servers with the following or similar capabilities:

3.2.1	[###]	[###]	[###]
3.2.2	[###]	[###]	[###]
3.3	Secure Socket Layer (“SSL”).
3.3.1	[###]	[###]	[###]
3.4	When transferring Customer Personal Data:
3.4.1	[###]	[###]	[###]
3.5	Physical Transport of Data

Exhibit 10.3

Control		Responsible Parties
		3.5.1	[###]	[###]	[###]
3.6	Data Disposal
3.6.1	[###]	[###]	[###]
3.6.2	[###]	[###]	[###]
3.6.3	[###]	[###]	[###]
3.7	Third Party Service Delivery Management
3.7.1	[###]	[###]	[###]
3.7.2	[###]	[###]	[###]
4.0	Access Control
4.1	User Access Management
4.1.1	[###]	[###]	[###]
4.1.2	[###]	[###]	[###]
4.1.3	[###]	[###]	[###]
4.1.4	[###]	[###]	[###]
4.1.5	[###]	[###]	[###]
4.1.6	[###]	[###]	[###]
4.1.7	[###]	[###]	[###]
4.2	Password Management
4.2.1	[###]	[###]	[###]
4.2.2	[###]	[###]	[###]
4.3	Encryption
4.3.1	[###]	[###]	[###]
4.3.2	[###]	[###]	[###]
5.0	Information Security Incident Management
5.1	Security Incident Reporting
5.1.1	[###]	[###]	[###]
6.0	Compliance
6.1	Compliance with Legal Requirements
6.1.1	[###]	[###]	[###]
6.1.2	[###]	[###]	[###]
	[###]	[###]	[###]

Exhibit 10.3

APPENDIX 2
EXHIBIT K
PRICE AND PAYMENT

1	Fee Schedule
All fees in this Exhibit are specified in USD.

1.1	Service Fees

1.1.1	Monthly Recurring Service Fees – Core Services:

Monthly Passenger Boarded Tier	Hosted Services Bundle	Disaster Recovery
	Per Passenger Boarded	Per Passenger Boarded
[###] monthly passengers boarded	[###] per passenger boarded	[###] per passenger boarded
[###] monthly passengers boarded	[###] per passenger boarded	[###] per passenger boarded
[###] monthly passengers boarded	[###] per passenger boarded	[###] per passenger boarded
[###] monthly passengers boarded	[###] per passenger boarded	[###] per passenger boarded
[###] and higher monthly passengers boarded	[###] per passenger boarded	[###] per passenger boarded
The Hosted Services Bundle consists of:

•	Hosted Reservation Services (New Skies base functionality);

•	GoNow – Agent;

•	Type B / Teletype Connectivity for Operational Messages;

•	FTP Connectivity for Operational Messages;

•	Data Store Workbench;

•	TSA PreCheck Facilitation;

•	Message facilitation for Accertify Fraud Prevention; and

•	SkyLedger.

a)
Minimum Guarantee of Passengers Boarded. Customer agrees to guarantee and pay as a monthly minimum the total number of passengers boarded according to the table below. This table will also be used for the purposes of calculating the minimum recurring Service Fees:

Exhibit 10.3

Year	Monthly Minimum Guarantees (subject to the Seasonality Allocation Schedule described below)	Annual Minimum Guarantees
	Passengers Boarded	Passengers Boarded
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
[###]	[###]	[###]
Customer may designate the seasonality allocation of the Annual Minimum Guarantee of Passengers Boarded (“AMGPB”) over the Agreement year.
For example, [###]. If the actual passengers boarded is in excess of this number then the amount for actual number of passengers boarded will be invoiced.
Customer may designate changes to the seasonality allocation schedule once each year. Changes to the seasonality allocation schedule will be made in writing and acknowledged by both parties. Unless the parties mutually agree otherwise, prior to [###] of each year, the seasonality allocation for the upcoming year will remain unchanged. The minimum seasonality percentage for any given month will be [###] or higher.
Seasonality Allocation Schedule

Exhibit 10.3

Month	Schedule for July 2017 - June 2018 Seasonality Percentage
Number of Monthly Minimum Guarantee of Passengers Boarded (“MMGPB”) per month based on Annual Minimum Guarantee of Passengers Boarded for Year 1
(% multiplied by AMGPB)
NOTE: The total of this column will always equal the applicable year’s AMGPB.
			Minimum Monthly Fee Hosted Services Bundle	Minimum Monthly Fee Disaster Recovery
July	[###]	[###]	[###]	[###]
August	[###]	[###]	[###]	[###]
September	[###]	[###]	[###]	[###]
October	[###]	[###]	[###]	[###]
November	[###]	[###]	[###]	[###]
December	[###]	[###]	[###]	[###]
January	[###]	[###]	[###]	[###]
February	[###]	[###]	[###]	[###]
March	[###]	[###]	[###]	[###]
April	[###]	[###]	[###]	[###]
May	[###]	[###]	[###]	[###]
June	[###]	[###]	[###]	[###]
All passengers boarded in excess of these monthly minimum guarantees will be invoiced per terms described in Section 6.3 of this Agreement.

b)
Look to Booked Segment Ratio. A Look to Booked Segment Ratio of [###] will apply to all bookings as described in Section 1 of Exhibit A in regards to Peak Usage. A Look to Booked Segment Ratio of [###] will apply to all bookings as described in Section 1 of Exhibit A in regards to the Availability Request Overage Fee.

c)
Availability Request Overage Fee is the fee applied to each Utilized Availability Request in excess of the Maximum Availability Requests Allowed. The Availability Request Overage Fee is determined based on the [###], and will be applied to each excess Utilized Availability Request, as follows:

•	[###] lower than [###] = [###]

•	[###] to [###] = [###]

•	[###] to [###] = [###]

•	[###] greater than [###] = [###]
The [###].
Should Customer not utilize the [###], a flat fee of [###] will apply per Utilized Availability Request in excess of the Maximum Availability Requests Allowed.
The parties mutually agree that a [###] grace period will be provided prior to invoicing Customer an Availability Request Overage Fee, allowing Customer to implement

Exhibit 10.3

steps to reduce the Look to Booked Segment Ratio to a level that will not incur the Availability Request Overage Fee.

1.1.2	Monthly Recurring Service Fees – Hosted Reservation Services - New Skies Add-On Products/Services:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Note: [###].
Hosted Reservation Services – New Skies Add-On Products/Services
X	GoNow	[###]	[###]	[###]	[###]	[###]
X	API Suites	[###]	[###]	[###]	[###]	[###]
X		[###]	[###]	[###]	[###]	[###]
X		[###]	[###]	[###]	[###]	[###]
X	Data Store Workbench	[###]	[###]	[###]	[###]	[###]
X	All-Inclusive Pricing	[###]	[###]	[###]	[###]	[###]
X	FTP Connectivity for Operational Messages	[###]	[###]	[###]	[###]	[###]
X	Type B / Teletype Connectivity for Operational Messages	[###]	[###]	[###]	[###]	[###]
X	Type B / Teletype GDS Connectivity	[###]	[###]	[###]	[###]	[###]
X	Government Security Message Facilitation	[###] [###] [###]	[###]	[###]	[###]	[###]
			[###]	[###]
			[###]	[###]
X		[###]	[###]	[###]	[###]	[###]
X		[###]	[###]	[###]	[###]	[###]
X		[###]	[###]	[###]	[###]	[###]
X	Loyalty	[###]	[###]	[###]	[###]	[###]
X	Ancillary Pricing Optimization (APO)	[###]	[###]	[###]	[###]	[###]

Exhibit 10.3

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
X	Message Facilitation for Connectivity to Accertify	[###]	[###]	[###]	[###]	[###]
X	Customer Value and Recognition	[###]	[###]	[###]	[###]	[###]
X		[###]	[###]
X	Disaster Recovery Services	[###]	[###]	[###]	[###]	[###]
N/A	dotREZ API	[###]	[###]	[###]	[###]	[###]
					[###]	[###]
					[###]	[###]

1.1.3	Monthly Recurring Service Fees – Hosting Services for NPS Custom Solutions:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Note: [###].
Hosting Services for NPS Custom Solutions
X	Hosting Services for NPS Custom Solutions	[###]	[###]	[###]	[###]	[###]
X		[###]	[###]	[###]	[###]	[###]

1.2	Implementation Fees
Unless otherwise mutually agreed and documented via an executed Amendment or Work Order:

•
products and/or services that are not part of Customer’s initial purchase, require [###] of the corresponding Minimum Implementation Fee be paid in full upon execution of an Amendment to the Agreement to add such products and/or services, with the remaining [###] due and payable in full upon completion of the corresponding implementation project; and

•	Minimum Implementation Fees exclude travel expenses and do not include any new development.

Exhibit 10.3

SELECTED	Products and/or Services	Description	Partners or Connections	Minimum Implementation Fee (per partner / connection)	Maximum Number of Hours Included in Minimum Implementation Fee (additional hours provided on a time and materials basis per Section 1.3)
[###]
Hosted Reservation Services – New Skies Add-On Products/Services
X	Customer Value and Recognition	[###]	[###]	[###]	[###]
X		[###]	[###]	[###]	[###]
N/A	dotREZ API	[###]	[###]	[###]	[###]

1.3	Support Fees

Support Center Support	Fees
Initial Support: Up to a maximum of [###] for Support Service Requests are available for use within the first [###] after go-live of the Hosted Reservation Services.	[###]
On-going Support:   After initial support, up to a maximum of [###] for Support Service Requests are available for use on a monthly basis through the Term of the Agreement. This allotment is for the specified period only and may not be carried forward. All applicable hours are deducted in [###] minute increments with a minimum of [###] minutes per occurrence.
[###]
Additional support, training, additional implementation support, or development documented in an INC (or documented in a Work Order where such Work Order expressly references the hourly rates in this Section).
Dependent on level of resource:

1.4	Other Fees

Other Fees	Fees
Custom solution development, business process assistance, and/or Professional Services mutually agreed to and documented in an INC or Work Order as applicable.	[###]
Dedicated Account Management	[###]

1.5	Payment of Implementation Fees. Not Applicable – the Hosted Reservation Services are already implemented.

1.6	Fee Commencement after Implementation. Not Applicable – the Hosted Reservation Services are already implemented.